UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________

FORM 8-K
__________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 9, 2005

Shells Seafood Restaurants, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28258	65-0427966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16313 N. Dale Mabry Hwy, Suite 100, Tampa, FL	33618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:      (813) 961-0944

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

On August 9, 2005, Shells Seafood Restaurants, Inc. (the “Registrant”) entered into an agreement (the “License Agreement”) with Deborah Christen Corporation (“DCC”). Pursuant to the License Agreement, effective upon the occurrence of specific conditions precedent, DCC agreed to grant the Registrant a license to use the service marks “Shells” and “Shells Seafood, Shellfish & Whatnot” (collectively, the “Service Marks”) in a certain trade area known as the Carrollwood Trade Area (see Exhibit A to the License Agreement). Currently, Shells of Carrollwood Village, Inc. (“SCVI”), a sublicensee of the Service Marks and other proprietary information, operates a “Shells” restaurant in the Carrollwood Trade Area under a management agreement with the Registrant. The License Agreement will become effective upon the earlier to occur of either (a) the execution of an agreement by SCVI to abandon or terminate the sublicense agreement which granted it the sublicense for the use of the Services Marks in the Carrollwood Trade Area and the management agreement with the Registrant for the operation of the “Shells” restaurant or (b) default by SCVI under the terms of the sublicense agreement and the expiration of any cure period available thereunder. Under the License Agreement, the Registrant has until December 31, 2006 to open a Shells Seafood Restaurant in the Limited Carrollwood Trade Area (see Exhibit B to the License Agreement), subject to certain monthly license fees beginning on April 1, 2006. Further, the Registrant agreed to pay DCC a license fee in the amount of two percent (2%) of the gross receipts of each Shells Seafood Restaurant operated or sublicensed by the Registrant within the Carrollwood Trade Area. The License Agreement is filed with this Report as Exhibit 10.1 and is incorporated by reference into this Item 1.01. The preceding description of the terms of the License Agreement is qualified in its entirety by reference to Exhibit 10.1 to this Report.
Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Item No.    Description
10.1	Agreement, dated August 5, 2005, by and between Shells Seafood Restaurants, Inc. and Deborah Christen Corporation. (“DCC”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date : August 11, 2005	SHELLS SEAFOOD RESTAURANTS, INC.
	By:	/s/ Leslie J. Christon
Name: Leslie J. Christon
Title: President and Chief Executive Officer

Exhibit Index

Item No.    Description
10.1	Agreement, dated August 5, 2005, by and between Shells Seafood Restaurants, Inc. and Deborah Christen Corporation.